                                                                    EXHIBIT 99.1


                         INDEX TO FINANCIAL STATEMENTS



The Money Centre, Inc.

Audited Financial Statements for the Years ended December 31, 1997 and 1998

Independent Auditors' Report..........................................................   2
Consolidated Balance Sheets as of December 31, 1997 and 1998..........................   3
Consolidated Statements of Operations and Retained Earnings for the Years ended
    December 31, 1997 and 1998........................................................   5
Consolidated Statements of Shareholders' Equity for the Years ended
    December 31, 1997 and 1998........................................................   6
Consolidated Statements of Cash Flows for the Years ended December 31, 1997
    and 1998..........................................................................   7
Notes to Consolidated Financial Statements for the Years ended December 31, 1997
    and 1998..........................................................................   9

Unaudited Interim Financial Statements for the Five Month Period ended May 31, 1999

Condensed Consolidated Balance Sheet as of May 31, 1999...............................   17
Condensed Consolidated Statement of Operations and Retained Earnings for the
    Five Months ended May 31, 1999....................................................   18
Condensed Consolidated Statement of Cash Flows for the Five Months
    ended May 31, 1999................................................................   19
Notes to Condensed Consolidated Financial Statements for the Five Months ended
    May 31, 1999......................................................................   20


                          INDEPENDENT AUDITORS' REPORT




To the Board of Directors
The Money Centre, Inc. And Subsidiaries
Charlotte, North Carolina

We have audited the consolidated balance sheets of The Money Centre, Inc. (an S Corporation) and Subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of operations, retained earnings, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Money Centre, Inc. and Subsidiaries as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying other financial information on page 11 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Moyer, Smith & Roller, P.A.

February 10, 1999 (except as to Note L; which is as of June 4, 1999)

                    THE MONEY CENTRE, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                            ASSETS
                                                                    1998                1997
                                                                 -----------         -----------
CURRENT ASSETS:
     Cash -- Operating                                           $ 1,353,518         $ 1,069,072
     Cash -- Escrow                                                  455,261             147,309
     Mortgage Receivables, less allowance of
       $140,000 in 1998 and $140,000 in 1997                      38,743,616          27,133,557
     Accrued Interest Receivables                                    415,163             258,775
     Other Receivables                                                29,103              99,941
     Note Receivable--short term                                   1,849,015           3,017,837
     Employee Advances                                                20,626              62,834
     Stockholder Advances                                            293,629             438,526
     Other Assets                                                     33,750              11,750
                                                                 -----------         -----------
          Total Current Assets                                    43,193,681          32,239,601
                                                                 -----------         -----------
PROPERTY AND EQUIPMENT:
     Computer Equipment                                              569,828             204,210
     Office Equipment                                                550,285             373,598
     Furniture and Fixtures                                          337,034             242,441
     Leasehold Improvements                                          120,254              90,184
                                                                 -----------         -----------
                                                                   1,577,401             910,433
          Less: Accumulated Depreciation                            (384,619)           (259,311)
                                                                 -----------         -----------
          Property and Equipment, Net                              1,192,782             651,122
                                                                 -----------         -----------

OTHER ASSETS:
     Covenant not to compete, net of accumulated
       amortization of $6,943 in 1998 and $3,611 in 1997              43,057              46,389
     Deposits                                                         59,120              31,401
     Investment in Subsidiary                                         16,893              10,500
     Investment--Other                                                20,400              20,400
     Goodwill, net of accumulated amortization
       of $4,100 in 1998                                             241,900                  --
     Note Receivable--long term                                      329,070             371,487
                                                                 -----------         -----------
          Total Other Assets                                         710,440             480,177
                                                                 -----------         -----------
TOTAL ASSETS                                                     $45,096,903         $33,370,900
                                                                 ===========         ===========


See Independent Auditors' Report And Accompanying Notes.

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                     1998              1997
                                                  -----------       -----------
CURRENT LIABILITIES:
  Accounts Payable and Accrued Liabilities        $   259,755       $   457,530
  Accounts Payable - Escrow                           455,859           144,342
  Notes Payable - Line of Credit                   37,541,478        27,484,613
  Current Portion of Long-Term Debt                   466,008           583,618
  Accrued Interest Expense                            286,353           218,244
  Accrued Salaries and Payroll Liabilities            165,047           500,113
                                                  -----------       -----------

     Total Current Liabilities                     39,174,500        29,388,460
                                                  -----------       -----------

LONG-TERM DEBT:
  Net of Current Portion                              231,989           166,389
                                                  -----------       -----------

     Total Liabilities                             39,406,489        29,554,849
                                                  -----------       -----------

STOCKHOLDERS' EQUITY:
  Common Stock - par value $1.00;
    100,000 shares authorized;
    25,000 shares issued and outstanding               25,000            25,000
  Additional Paid-In Capital                           47,565            47,565
  Retained Earnings                                 6,117,849         4,243,486
                                                  -----------       -----------

                                                    6,190,414         4,316,051

  Treasury Stock                                     (500,000)         (500,000)
                                                  -----------       -----------

     Total Stockholders' Equity                     5,690,414         3,816,051
                                                  -----------       -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $45,096,903       $33,370,900
                                                  ===========       ===========

                    THE MONEY CENTRE, INC. AND SUBSIDIARIES
          Consolidated Statements of Operations and Retained Earnings
                 For The Years Ended December 31, 1998 and 1997


                                                     1998              1997
                                                  -----------       -----------
GAIN ON SALE OF LOANS                             $16,944,805       $ 9,413,990
                                                  -----------       -----------

OPERATING EXPENSES
                                                   10,176,468         7,639,440
                                                  -----------       -----------

INCOME FROM OPERATIONS                              6,678,337         1,774,550

OTHER INCOME (EXPENSES)
  Rental Income                                        10,044                 -
  Interest Income                                   3,446,200         2,432,791
  Interest Expense                                 (3,281,703)       (2,143,852)
  Loss on Investment in Subsidiary                     (9,607)                -
  Loss on Disposal of Fixed Assets                     (4,338)          (32,121)
  Loss on Disposal of REO                             (26,263)                -
                                                  -----------       -----------

     Total Other Income (Expenses)                    134,333           256,818
                                                  -----------       -----------

INCOME BEFORE INCOME TAXES                          6,902,670         2,031,368

PROVISION FOR (BENEFIT FROM)
  INCOME TAXES                                              -                 -
                                                  -----------       -----------

NET INCOME                                          6,902,670         2,031,368

RETAINED EARNINGS, beginning of year                4,243,486         3,163,617

Prior period adjustment                               (16,000)          640,341
                                                  -----------       -----------

RETAINED EARNINGS, beginning of year as restated    4,227,486         3,803,958
Less: Retained (Deficit) from Acquisition
  of Subsidiary                                             -            (2,840)

Less: S Corporation Distributions                  (5,012,307)       (1,589,000)
                                                  -----------       -----------

RETAINED EARNINGS, end of year                    $ 6,117,849       $ 4,243,486
                                                  ===========       ===========

See Independent Auditors' Report and Accompanying Notes.

                    THE MONEY CENTRE, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                                          Common           Paid-In          Treasury           Retained
                                          Stock            Capital           Stock             Earnings              Total
                                          -------          -------          ---------          ----------          ----------
Balance at December 31, 1996              $25,000          $47,565          $(500,000)         $3,163,617          $2,736,182
Prior period adjustment -
 correction of prior years for
 implementation of SFAS 91
 and accrued interest income                   --               --                 --             640,341             640,341
                                          -------          -------          ---------          ----------          ----------
Restated balance at December 31, 1996      25,000           47,565           (500,000)          3,803,958           3,376,523
Retained (deficit) from Acquisition
 of Subsidiary                                 --               --                 --              (2,840)             (2,840)
Net income for 1997                            --               --                 --           2,031,368           2,031,368
Cash dividends:
 Common stock, $63.56 on
 25,000 shares, $1,589,000                     --               --                 --          (1,589,000)         (1,589,000)
                                          -------          -------          ---------          ----------          ----------
Balance at December 31, 1997               25,000           47,565           (500,000)          4,243,486           3,816,051
Prior period adjustment -
 correction of prior year over (under)
 tax accrual                                   --               --                 --             (16,000)            (16,000)
                                          -------          -------          ---------          ----------          ----------
Restated balance at December 31, 1997      25,000           47,565           (500,000)          4,227,486           3,800,051
Net income for 1998                            --               --                 --           6,902,670           6,902,670
Cash dividends:
 Common stock, $200.49 on
 25,000 shares, $5,012,307                     --               --                 --          (5,012,307)         (5,012,307)
                                          -------          -------          ---------          ----------          ----------
Balance at December 31, 1998              $25,000          $47,565          $(500,000)         $6,117,849          $5,690,414
                                          =======          =======          =========          ==========          ==========


See Independent Auditors' Report and Accompanying Notes.

                    THE MONEY CENTRE, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                       1998            1997
                                                   ------------    ------------
CASH FLOWS FROM OPERATIONS
  Net Income                                       $  6,902,670    $  2,031,368

  Non-cash expenses included in net income:
    Amortization                                          7,431           3,333
    Depreciation                                        125,698          86,383
    Loss on disposal of fixed assets                      4,338          32,121

  Changes in current and other asset accounts:

    (Increase) in Loans Held for Sale               (11,610,059)    (10,921,745)
    Decrease in Other Receivables                        70,838         231,782
    (Increase) in Accrued Interest Receivable          (156,388)        (47,606)
    Decrease in Employee Advances                        42,208          96,313
    Decrease in Prepaid Expenses                              -          35,472
    (Increase) Decrease in Stockholder Advances         144,897        (438,526)
    (Increase) in Other Assets                          (22,000)        (11,750)

  Changes in current and other liability accounts:
    Increase in Accounts Payable and Accrued
      Liabilities                                      (197,776)        397,073
    Increase in Accounts Payable - Escrow               311,517          28,706
    Increase in Notes Payable - Line of Credit       10,056,865      13,266,819
    Increase in Accrued Interest Expense                 68,109          39,594
    Increase (Decrease) in Accrued Salaries
      and Payroll Liabilities                          (335,066)        268,982
    Increase (Decrease) in Accrued Income Taxes               -      (1,234,243)
                                                   ------------    ------------

NET CASH PROVIDED BY (USED IN)
  OPERATING ACTIVITIES                             $  5,413,282    $  3,864,076
                                                   ============    ============

See Independent Auditors' Report and Accompanying Notes.

                                                         1998          1997
                                                     -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES

  Purchases of Property and Equipment............    $  (671,694)  $  (421,370)
  (Increase) Decrease in Notes Receivable........      1,211,239    (2,529,621)
  (Increase) in Deposits and Other Investments...        (34,112)      (16,390)
  (Increase) Decrease in Goodwill................       (246,000)           (-)
                                                     -----------   -----------

NET CASH PROVIDED BY (USED IN) INVESTING
  ACTIVITIES.....................................        259,433     2,967,381
                                                     -----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES

  Proceeds from Long-Term Debt....................       556,161       731,932
  Purchase of Retained (Deficit) from Subsidiary..             -        (2,840)
  S Distributions of Earnings.....................    (5,012,307)   (1,589,000)
  Principal Payments on Long-term Debt............      (608,171)     (508,205)
  Prior Period Adjustment.........................       (16,000)       23,492
                                                     -----------   -----------
NET CASH PROVIDED BY (USED IN)
  FINANCING ACTIVITIES............................    (5,080,317)   (1,344,621)
                                                     -----------   -----------

NET INCREASE (DECREASE) IN CASH
  AND CASH EQUIVALENTS............................       592,398      (447,926)

CASH AND CASH EQUIVALENTS AT
  BEGINNING OF YEAR...............................     1,216,381     1,664,307
                                                     -----------   -----------

CASH AND CASH EQUIVALENTS AT
  END OF YEAR.....................................   $ 1,808,779   $ 1,216,381
                                                     ===========   ===========

                    THE MONEY CENTRE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997



NOTE A - SIGNIFICANT ACCOUNTING POLICIES


BUSINESS ACTIVITY

The Money Centre, Inc. is engaged in the mortgage banking industry with branches throughout North Carolina, South Carolina, Tennessee, Georgia, Colorado, Indiana, Florida, Kentucky, Maryland, Montana, and Oklahoma. It is the originator of mortgages on residential real estate. It then sells those loans to permanent investors. The accounting policies of The Money Centre, Inc. are in accordance with generally accepted accounting principles and conform to general practices within the mortgage origination industry.


BASIS OF CONSOLIDATION

The consolidated financial statements include the accounts of The Money Centre, Inc. and all controlled, majority-owned subsidiaries. Investments in companies in which The Money Center, Inc.'s interest is between 20 percent and 50 percent are accounted for using the equity method.


PROPERTY AND EQUIPMENT

Property and equipment is stated at cost, less accumulated depreciation. Depreciation expense is computed under the straight-line method over the estimated useful life of the asset. For income tax purposes, depreciation is calculated under IRS accelerated cost recovery methods.


INCOME TAXES

On January 1, 1997, The Money Centre, Inc., with the consent of its shareholders, elected under the Internal Revenue Code to be an S Corporation. In lieu of corporation income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the company's taxable income. Therefore, no provision or liability for income taxes has been included in these financial statements.


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE MONEY CENTRE, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998 AND 1997



NOTE A - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


CASH AND CASH EQUIVALENTS

The Company considers all highly liquid unrestricted investments with maturities of three months or less to be cash equivalents for purposes of the statement of cash flows.

LOANS HELD FOR SALE

Loans held for sale are carried at the lower of aggregate cost or market value in the accompanying Consolidated Balance Sheet, net of allowance for valuation losses.

VALUATION ALLOWANCE

Provision for decreases in the market value relating to unsold loans is recorded as expense in amounts sufficient to maintain the allowance at a level considered adequate to provide for anticipated probable losses from liquidation of outstanding loans. The provision for valuation is based upon the estimated fair market value of the portfolio primarily derived from recent sale data in the marketplace.

LOAN ORIGINATION COSTS AND FEES

Loan origination costs and fees including non-refundable loan origination fees and incremental direct costs associated with loan production are deferred in compliance with Statement of Financial Accounting Standards ("SFAS") No. 91 "Accounting for Non-refundable Fees and costs associated with Originating or Acquiring Loans and Indirect Direct Costs of Leases." ("SFAS 91") and recorded as expense or income upon the sale of the related loans.

REVENUE RECOGNITION

The Money Centre, Inc. derives its revenue principally from the gains on the sale of loans. Upon the sale of the loans, gain or loss is recognized when the loans are transferred to a permanent investor and the sales proceeds are received. Interest income on loans held for sale is accrued based on the anticipated yield-to-maturity. Market valuation adjustments on loans held for sale are included in gain on sale of loans.

RECENTLY ISSUED ACCOUNTING STANDARDS

In June 1997, The Financial Accounting Standards Board (the "FASB") issued SFAS No. 130, "Reporting Comprehensive Income" ("SFAS 130"), and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", ("SFAS 131"), SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. SFAS No. 131 establishes standards of reporting by publicly-held business enterprises and disclosure of information about operating segments in annual financial statements and, to a lesser extent, in interim financial reports issued to shareholders. SFAS Nos. 130 and 131 are effective for fiscal years beginning after December 15, 1997. As both SFAS Nos. 130 and 131 deal with financial statement disclosure, the Company does not anticipate the adoption of these new standards will have a material impact on its financial position, results of operations or cash flows. The Company has not yet determined what its reporting segments will be under SFAS 131.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), which establishes accounting and reporting standards and derivative instruments and for hedging activities. It requires the entity to recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The accounting for changes in fair value of those designated derivatives ("Hedge Accounting") depends on the intended use and designation. An entity that elects to apply Hedge Accounting is required to establish at the inception of its hedge the method it will use for assessing the effectiveness of the hedging derivative and the measurement approach for determining the ineffective aspect of the hedge. Those methods must be consistent with the entity's approach to managing risk. SFAS 133 is effective for the fiscal years beginning after June 15, 1999. The Company has not yet evaluated the effect of adopting SFAS 133.

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

                                            1998           1997
                                         ----------     ----------
Cash paid during the year:

   Interest                              $3,213,594     $2,104,258
   Income Tax                            $   16,000     $1,210,751



NOTE B - LOANS HELD FOR SALE


The Company funds loans to residential customers using its lines of credit. The loans are collateralized by the real estate and are normally resold to permanent investors within sixty (60) days. Historically, the Company has held very few loans for over ninety (90) days. However, due to the increased volume, the Company has held some loans for over ninety (90) days. The Company has established a reserve of 5% of the original loan amounts for all loans over ninety (90) days for potential uncollectible amounts. The allowance for doubtful accounts is $140,000 for 1998 and 1997.

THE MONEY CENTRE, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998 AND 1997




                                                                             1998
                                                                         -----------
NOTE C - NOTES RECEIVABLE
A secured note from an officer due on December 31, 1998,
interest due in monthly installments beginning May 1, 1998
at 7%, secured by real estate.                                           $ 1,824,378

An unsecured note with an affiliated corporation due on
demand with 10% interest.                                                     12,150

An unsecured note with an affiliated limited liability company due in monthly installments of $3,000.00 including interest at
7% beginning March 1, 1998.                                                  341,557
                                                                         -----------
Total                                                                      2,178,085

Less amounts due within one year                                          (1,849,015)
                                                                         -----------

Long-term note receivables                                                  $329,070
                                                                         ===========



NOTE D - COVENANT NOT TO COMPETE

On November 20, 1996, the Company purchased the stock of one of the minority stockholders. The Company paid the minority stockholder $50,000 for a covenant not to compete. The $50,000 covenant not to compete is being amortized over fifteen years. Amortization expense was $3,333 and $3,333 for 1998 and 1997 respectively.


NOTE E - FINANCING AGREEMENTS

The Money Centre, Inc. has various lines of credit established with commercial banks which allows for funding of loans to potential customers. The financing agreements include certain financial covenants including requirements to maintain defined levels of tangible net worth, debt to tangible net worth, and other financial covenants. The Company was in violation of certain of these covenants as of December 31, 1998. The lender has waived the violation of these covenants as of December 31, 1998, and through the period ending March 31, 1999, but has not waived these violations for any period beyond March 31, 1999.

THE MONEY CENTRE, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998 AND 1997




NOTE F - NOTES PAYABLE - LINE OF CREDIT
                                                                                              1998                 1997
                                                                                          ------------         ------------
A line of credit with a bank with interest payable monthly at prime
plus .375%, secured by mortgages receivable maximum of $15,000,000.                       $ 16,482,878         $ 14,867,045

A line of credit with a bank with interest payable at prime plus
 .5%, secured by mortgages receivable, maximum of $20,000,000.                               16,943,724           10,174,724

A line of credit with a bank with interest payable monthly at prime plus 1.5%, secured by mortgages receivable, maximum
$5,000,000.                                                                                  3,754,995            1,944,272

A line of credit with a mortgage company with interest
payable monthly at prime plus 1%, secured by mortgages
receivable.                                                                                    359,881              498,572
                                                                                          ------------         ------------

Notes Payable - Lines of Credit                                                           $ 37,541,478         $ 27,484,613
                                                                                          ============         ============

NOTE G - LONG TERM-DEBT

A note payable with a bank due in monthly installments of
$1,059.72, including interest at 9.5%, unsecured.                                         $     14,003         $     24,815

A note payable with a bank due in monthly installments of
$18,750.00, including interest at prime plus 1.25%, secured by
17.5 shares of The Money Centre, Inc. stock.                                                        --              225,000

A note payable with a bank due in monthly installments of
$25,000.00 including interest at prime plus 1.25%, unsecured.                                   50,000              350,000

A capital lease obligation with a leasing corporation due in monthly payments of $202.57 due May 23, 1998, including
interest imputed at 20.69%, secured by equipment.                                                   --                  587

A capital lease obligation with a leasing corporation due in monthly payments of $750.20 due August 27, 1999, including
interest imputed at 14.55%, secured by equipment.                                                5,687               13,253

THE MONEY CENTRE, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998 AND 1997



NOTE G - LONG TERM DEBT (CONTINUED)

                                                                     1998          1997
                                                                   --------       -------
A capital lease obligation with a leasing corporation due in monthly payments of $1,562.48 due August 13, 1999, including
interest imputed at 17.10%, secured by telephone system.              8,925         24,654

A capital lease obligation with a leasing corporation due in monthly payments of $2,701.97 due January 26, 2002, including
interest imputed at 8.424%, secured by furniture.                    87,774        111,698

A capital lease obligation with a leasing corporation due in monthly payments of $1,430.69 due February 4, 2001, including
interest imputed at 12.416%, secured by cubicles.                    32,468             --

A capital lease obligation with a leasing corporation due in monthly payments of $7,785.51 due October 5, 2001, including
interest imputed at 9.892%, secured by software.                    224,139             --

A note payable with a corporation due in quarterly installments
of $68,750 due October 15, 1999, unsecured.                         275,000             --
                                                                   --------       --------
                                                                    697,997        750,007

Less amounts due within one year                                    466,008        583,618
                                                                   --------       --------
Long-term debt                                                     $231,989       $166,389
                                                                   ========       ========

Maturities of long-term debt are as follows:

                             Year Ending
                             December 31              Amount
                             -----------             --------
                                1999                  466,008
                                2000                  128,446
                                2001                  100,860
                                2002                    2,683
                                2003                       --
                             Thereafter                    --
                                                     --------
                             TOTAL                   $697,997
                                                     ========

THE MONEY CENTRE, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998 AND 1997



NOTE H - LEASES

The Company leases facilities for its headquarters under an operating lease that expires February 28, 2007. It leases facilities for its branch offices in various cities under operating leases having terms ranging from month-to-month to three years.

The Company also leases vehicles and certain office equipment. Most of these are operating leases with two- and three-year terms.

The following is a schedule of future minimum rental payments required by the operating leases as of December 31, 1998:


                 1999       2000       2001       2002       2003       Total
               --------   --------   --------   --------   --------   ----------
Property       $473,950   $370,126   $339,279   $351,207   $311,932   $1,846,494
Vehicles &
 Equipment       64,102     22,073          -          -          -       86,175
               --------   --------   --------   --------   --------   ----------

               $538,052   $392,199   $339,279   $351,207   $311,932   $1,932,669
               ========   ========   ========   ========   ========   ==========


NOTE I - RELATED PARTIES

The Money Centre, Inc. is owned 70% by one individual. During 1997, the Company loaned $3,000,328 to the 70% owner and accepted a note for the repayment which was collateralized by his residence. The note was due on December 31, 1998, with interest payable in monthly installments. The balance of the note as of December 31, 1998 is $1,824,379.

The Money Centre, Inc. owns 49% of the stock of Carolina One Mortgage, Inc. The Money Centre, Inc. made an initial investment of $10,000 for the purchase of 49% of the stock and subsequently loaned Carolina One Mortgage, Inc. an additional $12,150 which is due on demand.

The Money Centre, Inc. is leasing office space for its headquarters from Royal County Downs, LLC. Royal County Downs, LLC is owned 100% by the 70% owner of the Money Center, Inc. The Money Centre, Inc. loaned Royal County Downs, LLC $376,846 for the purchase of the land where the office was built. The note is to be repaid in monthly installments of $3,000.00 each, including interest at 7%. The balance of the note as of December 31, 1998 is $341,556.62.

On October 15, 1997, The Money Centre, Inc. purchased 100% of Mortgage Security, Inc. This acquisition has been accounted for under the purchase method. Net assets and results of operations have been included in the consolidated financial statements since the acquisition date. The acquisition did not have a material impact on consolidated earnings.

THE MONEY CENTRE, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998 AND 1997




NOTE I - RELATED PARTIES (CONTINUED)



The Money Centre, Inc. has advanced the following amounts to stockholders as of December 31, 1998:

                    Bo Lewis            $ 78,746
                    Richie Love           56,615
                    Chuck Cunningham      80,876
                    Steve Walker          77,392
                                        --------
                                        $293,629
                                        ========



NOTE J - CONCENTRATION OF CREDIT RISK


The Company maintains most of its cash balances at two financial institutions. Accounts are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 1998, uninsured cash totaled $1,502,985. At
December 31, 1997, the uninsured cash balance was $956,509.


NOTE K - 401(K) PLAN


The Company maintains a 401(k) Plan which became effective January 1, 1994. The employees are allowed to make deferral contributions to the plan according to plan specifications. The Company will match one-half of the employees contribution up to 4% of the employee's gross earnings. Employer contributions for 1998 and 1997 were $127,264 and $92,909, respectively.


NOTE L - PRIOR PERIOD ADJUSTMENTS AND RESTATEMENT

The Company has restated the financial statements for the implementation of Statement of Financial Accounting Standards ("SFAS") No. 91, SFAS No. 91 requires that loan origination fees, processing fees and direct loan origination costs be deferred and recognized over the life of the loan a an adjustment to gain on sale of loans. The Money Centre, Inc. properly and retroactively implemented SFAS No. 91 and restated the financial statements to reflect the implementation. The effects of the implementation resulted in an increase in loans held for ale of $554,746 and $464,905 for 1998 and 1997, respectively.
The Company also began accruing interest on loans held for sale as of December
31. Accrued interest receivables was $415,163 and $258,775 for 1998 and 1997, respectively. Interest income increased by $156,338 and $47,606 for 1998 and 1997, respectively. The financial statements have also been restated to reflect prior year over (under) accrual of tax liabilities. The prior period adjustment reflects a $16,000 under accrual from 1998 and a $23,492 over accrual from 1997.

                    THE MONEY CENTRE, INC. AND SUBSIDIARIES
                  CONSOLIDATED SCHEDULES OF OPERATING EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                  1998                 1997
                                               -----------          -----------
OPERATING EXPENSES

Officers Salaries                              $ 2,072,047          $1,035,577
Salaries and Wages                               1,500,674           1,869,804
Advertising                                        368,683             281,686
Amortization                                         7,431               3,333
Appraisals and Closing Costs                        26,675              44,907
Automobile Expenses                                158,095             113,624
Awards and Contests                                 13,707                  --
Bank Charges                                        19,107              20,871
Bad Debt Expense                                   939,915             798,030
Computer Software                                  148,304              10,046
Consulting Fees                                     30,000                  --
Contracts Terminated                               201,000                  --
Contributions                                       27,022               5,848
Credit Reports                                      54,854              44,669
Depreciation                                       125,698              86,383
Document Preparation Fees                              130                  --
Dues and Subscriptions                              12,855              12,549
Employee Benefits                                  127,264              92,909
Entertainment                                      124,522              95,532
General Corporate Taxes and Licenses                62,779              27,291
Insurance Expenses                                 343,872             156,091
Miscellaneous Expense                               43,882             126,177
Office Expenses                                    265,706             241,540
Payroll Taxes                                      721,017             602,486
Postage and Delivery                               398,653             229,521
Printing Services                                   52,045              52,238
Professional Fees                                  133,891              99,988
Rent                                               759,930             567,683
Repairs and Maintenance                             87,607              92,079
Telephone and Utilities                            581,474             482,297
Temporary Staffing                                 307,473             135,822
Training and Workshops                               7,430               3,421
Travel                                             139,324             125,842
Warehouse Line Fees                                313,402             181,196
                                               -----------          ----------
    Total Operating Expenses                   $10,176,468          $7,639,440
                                               ===========          ==========

See Independent Auditors' Report And Accompany Notes.

                    THE MONEY CENTRE, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                  MAY 31, 1999

ASSETS
------
Cash                                              $ 2,211,218
Loans Held for Sale, net                           37,381,687
Accrued Interest Receivable                           390,438
Other Receivables                                      94,575
Note Receivable - short-term                        1,893,668
Employee Advances                                      33,354
Stockholder Advances                                  346,797
Other Assets                                           33,750
                                                  -----------
  Total Current Assets                             42,385,487
                                                  -----------

Property Plant & Equipment, net                     1,171,157
Covenant not to compete, net                           41,946
Deposits                                               79,206
Investment in Sub.                                     16,893
Goodwill                                              241,900
Note Receivable - long term                           349,526
                                                  -----------
  Total Other Assets                                1,900,628
                                                  -----------

TOTAL ASSETS                                      $44,286,115
                                                  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Accounts Payable                                  $   396,076
Notes Payable - Line of Credit                     35,596,875
Current Portion of Long Term Debt                     916,301
Accrued Expenses                                      304,287
Accrued Payroll                                        76,525
                                                  -----------

  Total Current Liabilities                        37,290,064
                                                  -----------

Long Term Debt                                        174,602
                                                  -----------

  TOTAL LIABILITIES                                37,464,666
                                                  -----------

Common Stock                                           25,000
Additional Paid in Capital                             47,565
Retained Earnings                                   7,248,884
Treasury Stock                                       (500,000)
                                                  -----------
  TOTAL STOCKHOLDERS' EQUITY                        6,821,449
                                                  -----------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY          $44,286,115
                                                  ===========

                    THE MONEY CENTRE, INC. AND SUBSIDIARIES
      CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                     FOR THE FIVE MONTHS ENDED MAY 31, 1999

GAIN ON SALE OF LOANS                        $5,315,142

OPERATING EXPENSES                            4,316,125
                                             ----------

INCOME FROM OPERATIONS                          999,017

OTHER INCOME (EXPENSES)                         132,018
                                             ----------

INCOME BEFORE INCOME TAXES                    1,131,035

PROVISION FOR INCOME TAXES                            0
                                             ----------

NET INCOME                                    1,131,035

RETAINED EARNINGS, BEGINNING OF PERIOD        6,117,849
                                             ----------

RETAINED EARNINGS, END OF PERIOD             $7,248,884
                                             ==========

THE MONEY CENTRE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE FIVE MONTHS ENDED MAY 31, 1999


CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                       $ 1,131,035
Adjustments to reconcile net income to net cash provided by
  operating activities:

Depreciation and Amortization                                         59,397

Changes in operating assets and liabilities:
  Loans Held for Sale                                              1,361,929
  Accrued Interest Receivable                                         24,725
  Other Receivables                                                  (65,472)
  Employee Advances                                                  (12,728)
  Stockholder Advances                                               (53,168)
  Deposits                                                           (20,085)
  Accounts Payable                                                  (319,538)
  Accrued Expenses                                                   (70,590)
                                                                 -----------

Net cash provided by operating activities                          2,035,505
                                                                 -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Advances on notes receivable                                         (65,109)
Purchases of property, plant & equipment                             (36,660)
Proceeds from sale of investment                                      20,400
                                                                 -----------

Net cash used in investing activities                                (81,369)
                                                                 -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on line of credit, net                                   (1,944,603)
Proceeds from Long-Term Debt                                         392,906
                                                                 -----------

Net cash used in financing activities                             (1,551,697)
                                                                 -----------

Net increase in cash                                                 402,439

Cash at beginning of period                                        1,808,779
                                                                 -----------

Cash at end of period                                            $ 2,211,218
                                                                 ===========

                     THE MONEY CENTRE INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE FIVE MONTHS ENDED MAY 31, 1999

1.   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     In the opinion of management, when read in conjunction with the audited Consolidated Financial Statements for the years ended December 31, 1997 and 1998, the accompanying unaudited Condensed Consolidated Financial Statements contain all of the information necessary to present fairly the financial position of The Money Centre Inc. and Subsidiaries (the "Company") at May 31, 1999, the results of its operations for the five months ended May 31, 1999, the change in retained earnings for the five months ended May 31, 1999 and the cash flows for the five months ended May 31, 1999.

     The preparation of financial statements, in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the opinion of management, all material adjustments necessary for the fair presentation of these statements have been included herein, which are normal and recurring in nature. The results of operations for the five months ended May
31, 1999 are not necessarily indicative of the results to be expected for the full year.

     Capitalized terms not defined herein are defined in the Company's audited Financial Statements for the years ended December 31, 1997 and 1998.